Exhibit 99.1

United States Commodity Index Funds Trust

United States Commodity Index Fund

Monthly Account Statement

For the Month Ended May 31, 2020

Statement of Income (Loss)
Income
Realized Trading Gain (Loss) on Commodity Futures	$(1,194,127)
Realized Trading Gain (Loss) on Short-Term Investments	2,279,102
Unrealized Gain (Loss) on Market Value of Futures	2,458,847
Dividend Income	6,244
Interest Income	104,583
ETF Transaction Fees	350
Total Income (Loss)	$3,654,999

Expenses
Management Fees	$84,393
Professional Fees	22,476
Brokerage Commissions	9,517
Non-interested Directors' Fees and Expenses	635
Prepaid Insurance Expense	1,852
Total Expenses	$118,873
Net Income (Loss)	$3,536,126

Statement of Changes in Net Asset Value
Net Asset Value Beginning of Month 5/1/20	$124,198,543
Withdrawals (50,000 Shares)	(1,291,687)
Net Income (Loss)	3,536,126

Net Asset Value End of Month	$126,442,982
Net Asset Value Per Share (4,750,000 Shares)	$26.62

To the Shareholders of United States Commodity Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended May 31, 2020 is accurate and complete.

/s/ Stuart P. Crumbaugh
Stuart P. Crumbaugh
Chief Financial Officer
United States Commodity Funds LLC, Sponsor of United States Commodity Index Fund

United States Commodity Funds LLC

1850 Mt. Diablo Boulevard, Suite 640

Walnut Creek, CA 94596

United States Commodity Index Funds Trust

United States Copper Index Fund

Monthly Account Statement

For the Month Ended May 31, 2020

Statement of Income (Loss)
Income
Realized Trading Gain (Loss) on Commodity Futures	$202,187
Unrealized Gain (Loss) on Market Value of Futures	206,087
Dividend Income	1,090
Interest Income	3,973
ETF Transaction Fees	700
Total Income (Loss)	$414,037

Expenses
Management Fees	$5,570
Professional Fees	7,437
Brokerage Commissions	447
Non-interested Directors' Fees and Expenses	52
Prepaid Insurance Expense	78
Total Expenses	13,584
Expense Waiver	(6,729)
Net Expenses	$6,855
Net Income (Loss)	$407,182

Statement of Changes in Net Asset Value
Net Asset Value Beginning of Month 5/1/20	$8,062,310
Additions (200,000 Shares)	2,914,764
Net Income (Loss)	407,182

Net Asset Value End of Month	$11,384,256
Net Asset Value Per Share (750,000 Shares)	$15.18

To the Shareholders of United States Copper Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended May 31, 2020 is accurate and complete.

/s/ Stuart P. Crumbaugh
Stuart P. Crumbaugh
Chief Financial Officer
United States Commodity Funds LLC, Sponsor of United States Copper Index Fund

United States Commodity Funds LLC

1850 Mt. Diablo Boulevard, Suite 640

Walnut Creek, CA 94596

United States Commodity Index Funds Trust

Monthly Account Statement

For the Month Ended May 31, 2020

Statement of Income (Loss)
Income
Realized Trading Gain (Loss) on Commodity Futures	$(991,940)
Realized Trading Gain (Loss) on Short-Term Investments	2,279,102
Unrealized Gain (Loss) on Market Value of Futures	2,664,934
Dividend Income	7,334
Interest Income	108,556
ETF Transaction Fees	1,050
Total Income (Loss)	$4,069,036

Expenses
Management Fees	$89,963
Professional Fees	29,913
Brokerage Commissions	9,964
Non-interested Directors' Fees and Expenses	687
Prepaid Insurance Expense	1,930
Total Expenses	132,457
Expense Waiver	(6,729)
Net Expenses	$125,728
Net Income (Loss)	$3,943,308

Statement of Changes in Net Asset Value
Net Asset Value Beginning of Month 5/1/20	$132,260,853
Additions (200,000 Shares)	2,914,764
Withdrawals (50,000 Shares)	(1,291,687)
Net Income (Loss)	3,943,308

Net Asset Value End of Month	$137,827,238

To the Shareholders of the Series of the United States Commodity Index Funds Trust:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended May 31, 2020 is accurate and complete.

/s/ Stuart P. Crumbaugh
Stuart P. Crumbaugh
Chief Financial Officer
United States Commodity Funds LLC, Sponsor of United States Commodity Index Funds Trust

United States Commodity Funds LLC

1850 Mt. Diablo Boulevard, Suite 640

Walnut Creek, CA 94596